UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00572

American Mutual Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Brian D. Bullard

American Mutual Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Mutual Fund® Annual report for the year ended October 31, 2020

We invest in
companies with
strong balance sheets
and a history of
paying dividends

American Mutual Fund strives for the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2020 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–3.59%	9.02%	9.98%

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.59% for Class A shares as of the prospectus dated January 1, 2021 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield for Class A shares as of November 30, 2020, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.81%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.86%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
4	The value of a long-term perspective
6	Investment portfolio
11	Financial statements
30	Board of trustees and other officers

Fellow investors:

U.S. equities finished higher for the fiscal year ended October 31, 2020, recovering from a selloff sparked by the coronavirus pandemic. The economy showed signs of recovering from recession, supported by massive stimulus measures. Activity picked up as businesses reopened and consumers adapted to new guidelines affecting work, commerce and recreation. Led by technology stocks, the market completed a full reversal of the bear market’s steep losses. However, volatility increased later in the period amid a resurgence of the coronavirus in parts of the U.S. and uncertainty about the presidential election. The Federal Reserve cut interest rates to near zero in March and later revised its inflation stance to allow for longer periods of price increases before considering rate increases.

With the stock market rising during the period, American Mutual Fund (AMF) posted a total return of –1.35%. This result trailed the 9.71% return of the unmanaged Standard & Poor’s 500 Composite Index*, a market-capitalization-weighted index based on the results of approximately 500 widely held common stocks. It is not uncommon for AMF to lag the S&P 500 in a market environment of strong rising returns. The fund is managed conservatively and historically has done better in declining markets because strongly capitalized dividend-paying companies are typically less volatile than the overall market and have offered better downside protection. Also, in this economic environment, dividend-paying stocks have generally lagged the overall market as companies cut or suspended

*	Source: S&P Dow Jones Indices LLC

Dividends paid in calendar year 2020

For tax purposes, here are the quarterly income dividends Class A shareholders received in calendar year 2020.

Income dividends per share:	$0.205 paid 3/18/20
$0.205 paid 6/17/20
$0.205 paid 9/16/20
$0.205* to be paid on 12/16/20

The fund will also pay a special dividend from accumulated undistributed net income on 12/16/20.

*	Estimated as of 10/31/2020 (unaudited).

Form 1099-DIV, which provides the information you will need to prepare your federal income tax return for 2020, will be mailed to you with your American Funds Tax Guide in late January 2021.

American Mutual Fund	1

dividend payments in an attempt to conserve capital. But we believe these cuts will be temporary in nature, and many companies remain committed to sustaining and even increasing their dividends in the future.

Over longer periods of time, AMF’s returns have been comparable to those of the S&P 500, but with less volatility. For the past 10 years, the fund had an average annual total return of 9.98%, lagging the index’s 13.01% return, but over 20 years, the fund averaged a return of 7.30% versus 6.30% for the index. For its 70-year lifetime, AMF has had an average annual total return of 11.36%, exceeding the 11.28% return for the S&P 500. Over all of these periods, AMF had lower volatility than the S&P 500. The index is unmanaged and, therefore, has no expenses; investors cannot invest directly in an index.

Portfolio review

Investments in the health care sector contributed to the fund’s returns during the period on an absolute basis. Shares of Abbott Laboratories rallied after the company received emergency-use authorization for its 15-minute antigen test for COVID-19. The U.S. government said it would purchase 150 million of the Abbott tests in a $750 million deal as part of a mass testing strategy. Abbott has taken the lead in testing and monitoring in many areas, from the FreeStyle Libre glucose monitoring system to the MitraClip for heart valve patients, offering less-invasive, affordable options. Another company seeking to reduce costs for its customers is UnitedHealth Group, which gained during the period. With behaviors shifting as patients adjust to the pandemic, the health benefits provider has seen demand rise for its telemedicine services. Shares of Gilead Science lost ground, giving up gains made over the first half of the year as fresh doubts emerged over the efficacy of its remdesivir drug as a treatment for COVID-19. But we remain encouraged by the company’s drug pipeline in other areas over the long term.

Other companies that have benefited from stay-at-home orders and remote working also did well in the portfolio. While the fund is limited in the number of information technology companies it can own, since many do not pay dividends, Microsoft has been a long-term holding. The company has continued to grow as it adapted from selling software to cloud computing and video services, all while maintaining a dividend. In the consumer discretionary sector, shares of Home Depot benefited from the trend of people moving from urban to suburban areas and undertaking more home improvement projects while travel was limited. Finally, in the real estate sector, shares of Digital Realty Trust gained amid the increasing digitization of the economy. The real estate investment trust owns data centers and server farms around the country that allow large corporations to lower costs and share capacity by renting storage space and outsourcing data needs.

In the industrials sector, aerospace and defense companies such as Lockheed Martin and Raytheon Technologies (formerly United Technologies) suffered amid the decline in air travel and political uncertainty. However, we believe these concerns are likely temporary and that these companies should recover as the economy rebounds and air travel resumes. While it could be several years before airline traffic fully recovers — which will weigh on aerospace companies — we believe leisure travel will lead the way, followed by business. Defense contractors traded lower leading up to the U.S. election but have rebounded as it appears the branches of government will remain divided and defense spending will not change significantly one way or the other.

Energy companies declined as oil prices fell amid concerns over falling demand as a result of the coronavirus pandemic, compounded by a price war between Saudi Arabia and Russia. Shares of exploration and production company EOG Resources and TC Energy (formerly TransCanada) declined. While we continue to believe that both companies are well placed in the oil-and-gas sector, the entire industry is being pressured by oversupply and macro concerns. Utilities didn’t hold up well either, including Exelon, which was hurt by lower natural gas prices. California-based Sempra Energy has exposure to the risk of wildfires in the state, but not as much as other utilities since it operates in a smaller footprint of less-forested land and has been a better-managed company.

2	American Mutual Fund

While the fund’s cash position helped protect on the downside earlier in the year, it held back returns during the strong market rebound. The fund began its fiscal year with 13.6% in cash (including other short-term securities). While valuations are still high overall, portfolio managers are finding pockets of investment opportunity and have brought the cash level down to 6.5%. In this environment of market volatility, portfolio managers remain cautious and are continuing to invest in high-quality companies that are leaders in their industry.

Looking ahead

The U.S. economy continues to slowly recover from the sharp drop in growth and spike in unemployment that occurred during the depths of the pandemic-induced lockdown. U.S. GDP growth rebounded in the third quarter and the unemployment rate fell below 7% in October — less than half of what it was in April when the jobless rate rose to its highest level since the Great Depression — but well above pre-recession lows. Low mortgage rates and a desire for more living space while working from home during the pandemic propelled buyers back to the real estate market, sending housing prices higher. Retail sales have also increased as stores began to reopen.

Volatility is likely to remain elevated amid the ongoing spread of the coronavirus and the ensuing lockdowns. We are encouraged by the development of promising vaccines and are reasonably optimistic about their efficacy. But the distribution of the vaccines poses a challenge, given the high demand among varying populations, limited availability around the world and the need to maintain the right temperature for effective delivery. While the coronavirus represents a new challenge, there is nothing new about market volatility. Markets have survived viral outbreaks in the past, and we believe that looking past the current environment and staying the course can benefit our shareholders over the long term.

Investors should keep in mind the fund’s three objectives — current income, growth of capital and conservation of principal — the last of which is especially important during a period of market volatility. While the market doesn’t like uncertainty, we believe that our consistent approach of investing in quality companies with strong balance sheets will serve our investors well in a volatile environment. When investing for income, the fund’s portfolio managers are mindful to limit investments in those companies with high dividend yields and limited earnings growth. Companies with strong dividend growth tend to do better over the long term and send a positive message about earnings and management’s willingness to share profits with investors instead of spending capital on acquisitions or share repurchases, which have a less impressive track record of benefiting shareholders.

We are pleased to report that the number of shareholder accounts in American Mutual Fund has grown by 8.3% from a year ago. We would like to welcome our new shareholders and thank our long-term investors for their continued support.

Cordially,

Joyce E. Gordon
Co-President

William L. Robbins
Co-President

December 9, 2020

For current information about the fund, visit capitalgroup.com.

American Mutual Fund	3

The value of a long-term perspective

$2,000,000
$1,000,000
$500,000
$100,000
$10,000
$6,000
Year ended October 31
1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989

Average annual total returns based on a $1,000 investment
(for periods ended October 31, 2020)*

	1 year	5 years	10 years
Class A shares	-7.03%	6.82%	9.32%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. For current information and month-end results, visit capitalgroup.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Source: S&P Dow Jones Indices LLC. The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

4	American Mutual Fund

How a hypothetical $10,000 investment has grown

A meaningful way to compare the fund’s results with the return on other investments is through its total return. Total return is a combination of income return and capital return. This chart illustrates a hypothetical $10,000 investment in American Mutual Fund from October 31, 1970, through October 31, 2020.

American Mutual Fund	5

Investment portfolio October 31, 2020

Industry sector diversification	Percent of net assets

Common stocks 92.06%	Shares	Value (000)
Energy 4.03%
Baker Hughes Co., Class A	3,246,645	$47,953
BP PLC (ADR)	2,856,279	44,215
Canadian Natural Resources, Ltd. (CAD denominated)	7,079,504	112,651
Chevron Corp.	5,359,729	372,501
ConocoPhillips	9,410,058	269,316
Enbridge Inc.	8,284,933	228,333
Enbridge Inc. (CAD denominated)	3,279,974	90,376
EOG Resources, Inc.	7,907,266	270,745
Exxon Mobil Corp.	3,400,475	110,924
Royal Dutch Shell PLC, Class A (ADR)	2,287,695	58,451
Royal Dutch Shell PLC, Class B (ADR)	1,864,386	45,025
Schlumberger Ltd.	5,100,074	76,195
Suncor Energy Inc.	6,818,500	76,921
TC Energy Corp.	5,633,779	222,309
TC Energy Corp. (CAD denominated)	10,947,201	430,887
		2,456,802

Materials 3.81%
Air Products and Chemicals, Inc.	1,487,123	410,803
Barrick Gold Corp.	5,432,937	145,222
Dow Inc.	4,296,661	195,455
DuPont de Nemours Inc.	596,988	33,957
Linde PLC	4,331,140	954,323
LyondellBasell Industries NV	4,004,045	274,077
Mosaic Co.	2,395,088	44,309
Nutrien Ltd.	3,114,960	126,717
PPG Industries, Inc.	1,088,032	141,139
		2,326,002

Industrials 11.65%
Carrier Global Corp.	1,871,944	62,504
Caterpillar Inc.	1,809,462	284,176
CSX Corp.	6,404,426	505,565
Cummins Inc.	1,097,886	241,414
Deere & Company	1,163,686	262,888
Emerson Electric Co.	680,313	44,078
General Dynamics Corp.	4,313,770	566,527
Honeywell International Inc.	888,389	146,540
Illinois Tool Works Inc.	1,945,902	381,163
Johnson Controls International PLC	5,788,852	244,348
L3Harris Technologies, Inc.	636,132	102,487
Lockheed Martin Corp.	1,623,797	568,540
ManpowerGroup Inc.	753,549	51,143

6	American Mutual Fund

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Norfolk Southern Corp.	2,161,980	$452,113
Northrop Grumman Corp.	1,341,301	388,736
Otis Worldwide Corp.	1,766,273	108,237
Raytheon Technologies Corp.	13,160,828	714,896
RELX PLC (ADR)	1,985,513	39,174
Stanley Black & Decker, Inc.	922,981	153,400
Union Pacific Corp.	4,256,383	754,189
United Parcel Service, Inc., Class B	3,429,443	538,800
Waste Connections, Inc.	1,873,981	186,124
Waste Management, Inc.	2,824,061	304,745
		7,101,787

Consumer discretionary 4.07%
Carnival Corp., units	3,106,805	42,594
Hasbro, Inc.	3,171,885	262,379
Home Depot, Inc.	4,852,435	1,294,193
Lowe’s Companies, Inc.	883,005	139,603
McDonald’s Corp.	997,746	212,520
NIKE, Inc., Class B	303,416	36,434
TJX Companies, Inc.	4,323,845	219,651
Williams-Sonoma, Inc.	2,993,236	273,013
		2,480,387

Consumer staples 8.72%
Church & Dwight Co., Inc.	2,734,115	241,668
Coca-Cola Company	9,440,251	453,698
Colgate-Palmolive Company	991,958	78,256
Costco Wholesale Corp.	702,496	251,227
General Mills, Inc.	17,360,770	1,026,369
Kellogg Co.	1,748,500	109,963
Keurig Dr Pepper Inc.	23,138,671	622,430
Kroger Co.	3,312,781	106,705
McCormick & Co., Inc., nonvoting shares	1,430,121	258,151
Mondelez International, Inc.	8,704,851	462,402
Nestlé SA (ADR)	999,741	112,241
PepsiCo, Inc.	2,678,269	356,986
Procter & Gamble Company	8,815,788	1,208,645
Walgreens Boots Alliance, Inc.	928,801	31,616
		5,320,357

Health care 17.47%
Abbott Laboratories	12,350,453	1,298,156
AbbVie Inc.	10,127,335	861,836
Amgen Inc.	6,534,264	1,417,543
AstraZeneca PLC (ADR)	8,025,147	402,541
Baxter International Inc.	877,015	68,030
Cardinal Health, Inc.	793,707	36,344
Danaher Corp.	623,576	143,136
Eli Lilly and Company	2,986,521	389,622
Gilead Sciences, Inc.	30,862,691	1,794,666
GlaxoSmithKline PLC (ADR)	16,434,776	549,250
Johnson & Johnson	1,429,080	195,941
Medtronic PLC	2,631,187	264,619
Merck & Co., Inc.	10,138,724	762,533
Novartis AG1	769,817	60,081
Novartis AG (ADR)	2,333,624	182,209
Pfizer Inc.	7,077,428	251,107
Roche Holding AG (ADR)	1,324,449	52,965
Stryker Corp.	832,245	168,122
Thermo Fisher Scientific Inc.	285,450	135,052
UnitedHealth Group Inc.	4,587,630	1,399,869
Zimmer Biomet Holdings, Inc.	1,654,414	218,548
		10,652,170

American Mutual Fund	7

Common stocks (continued)	Shares	Value (000)
Financials 11.46%
Aon PLC, Class A	2,020,829	$371,853
Bank of America Corp.	3,481,495	82,512
Bank of New York Mellon Corp.	6,956,530	239,026
Berkshire Hathaway Inc., Class B2	683,406	137,980
BlackRock, Inc.	347,473	208,209
Chubb Ltd.	2,052,907	266,693
CME Group Inc., Class A	3,381,954	509,728
Great-West Lifeco Inc. (CAD denominated)	9,775,242	199,203
Intercontinental Exchange, Inc.	3,342,739	315,555
JPMorgan Chase & Co.	9,113,404	893,478
KeyCorp	15,062,202	195,507
Marsh & McLennan Companies, Inc.	4,535,843	469,278
Nasdaq, Inc.	715,825	86,608
PNC Financial Services Group, Inc.	3,321,729	371,635
Principal Financial Group, Inc.	3,292,559	129,134
Progressive Corp.	1,995,490	183,386
S&P Global Inc.	653,885	211,028
State Street Corp.	8,384,756	493,862
Toronto-Dominion Bank	1,188,613	52,572
Toronto-Dominion Bank (CAD denominated)	9,836,745	433,989
Travelers Companies, Inc.	2,600,076	313,855
Truist Financial Corp.	13,329,758	561,450
U.S. Bancorp	1,995,490	77,724
Wells Fargo & Company	4,942,754	106,022
Willis Towers Watson PLC	421,972	77,002
		6,987,289

Information technology 13.26%
Accenture PLC, Class A	2,596,762	563,264
Amphenol Corp., Class A	1,207,472	136,251
Analog Devices, Inc.	1,907,076	226,046
Apple Inc.	9,307,458	1,013,210
Applied Materials, Inc.	459,715	27,229
Automatic Data Processing, Inc.	1,063,951	168,062
Cisco Systems, Inc.	6,412,618	230,213
Fidelity National Information Services, Inc.	710,951	88,577
Intel Corp.	12,511,980	554,030
International Business Machines Corp.	1,696,732	189,457
Intuit Inc.	377,273	118,720
KLA Corp.	482,767	95,192
Mastercard Inc., Class A	307,008	88,615
Maxim Integrated Products, Inc.	2,359,955	164,371
Microsoft Corp.	12,842,760	2,600,273
NetApp, Inc.	4,945,567	217,061
Paychex, Inc.	3,800,086	312,557
QUALCOMM Inc.	2,839,039	350,224
Samsung Electronics Co., Ltd. (GDR)[1]	16,961	21,438
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	2,765,500	231,942
Texas Instruments Inc.	1,995,526	288,533
Visa Inc., Class A	1,229,485	223,410
Western Union Company	9,226,117	179,356
		8,088,031

Communication services 6.05%
Activision Blizzard, Inc.	2,524,012	191,143
AT&T Inc.	2,319,759	62,680
BCE Inc.	997,746	40,129
BCE Inc. (CAD denominated)	5,115,215	205,561
Comcast Corp., Class A	42,825,614	1,808,954
TELUS Corp.	18,500,129	316,320
Verizon Communications Inc.	18,511,475	1,054,969
ViacomCBS Inc., Class B	369,793	10,565
		3,690,321

8	American Mutual Fund

Common stocks (continued)	Shares	Value (000)
Utilities 8.41%
American Electric Power Company, Inc.	6,525,918	$586,876
CenterPoint Energy, Inc.[3]	30,003,266	633,969
CMS Energy Corp.	4,557,467	288,624
Consolidated Edison, Inc.	1,497,117	117,509
Dominion Energy, Inc.	5,612,909	450,941
DTE Energy Company	2,504,705	309,131
Edison International	3,722,409	208,604
Entergy Corp.	921,028	93,227
Exelon Corp.	11,913,778	475,241
National Grid PLC (ADR)[4]	1,596,924	94,937
NextEra Energy, Inc.	7,190,812	526,439
PPL Corp.	520,973	14,327
Public Service Enterprise Group Inc.	8,920,489	518,726
Sempra Energy	2,047,673	256,696
Xcel Energy Inc.	7,855,850	550,145
		5,125,392

Real estate 3.13%
Crown Castle International Corp. REIT	2,155,130	336,631
Digital Realty Trust, Inc. REIT	7,273,419	1,049,555
Extra Space Storage Inc. REIT	859,045	99,606
Kimco Realty Corp. REIT	13,209,431	135,529
Prologis, Inc. REIT	923,632	91,624
Public Storage REIT	402,126	92,115
Ventas, Inc. REIT	2,604,714	102,808
		1,907,868

Total common stocks (cost: $41,381,517,000)		56,136,406

Preferred securities 0.06%

Financials 0.02%
U.S. Bancorp, Series F, 6.50% noncumulative, preferred depositary shares	386,127	10,298

Information technology 0.04%
Samsung Electronics Co., Ltd., preferred shares (GDR)[1]	20,970	23,587

Total preferred securities (cost: $27,839,000)		33,885

Convertible stocks 0.40%

Industrials 0.06%
Stanley Black & Decker, Inc., convertible preferred shares, 5.25% 2022	325,863	34,014

Health care 0.27%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023	121,286	161,825

Utilities 0.07%
Sempra Energy, Series A, convertible preferred shares, 6.00% 2021	448,709	45,907

Total convertible stocks (cost: $203,468,000)		241,746

Bonds, notes & other debt instruments 1.01%	Principal amount (000)
U.S. Treasury bonds & notes 0.93%
U.S. Treasury 1.375% 2021	$561,963	566,068

Corporate bonds, notes & loans 0.08%
Consumer discretionary 0.05%
Booking Holdings Inc. 4.10% 2025	30,000	33,649

American Mutual Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials 0.03%
JPMorgan Chase & Co., Series I, junior subordinated, 3.684% (3-month USD-LIBOR + 3.47%)[5]	$18,412	$17,391

Total corporate bonds, notes & loans		51,040

Total bonds, notes & other debt instruments (cost: $608,223,000)		617,108

Short-term securities 6.27%	Shares
Money market investments 6.27%
Capital Group Central Cash Fund 0.11%[3,6]	38,251,100	3,825,493

Total short-term securities (cost: $3,824,794,000)		3,825,493
Total investment securities 99.80% (cost: $46,045,841,000)		60,854,638
Other assets less liabilities 0.20%		124,379

Net assets 100.00%		$60,979,017

Investments in affiliates3

					Net
	Value of			Net	unrealized	Value of
	affiliates at			realized	appreciation	affiliates at	Dividend
	11/1/2019	Additions	Reductions	gain	(depreciation)	10/31/2020	income
	(000)	(000)	(000)	(000)	(000)	(000)	(000)
Common stocks 1.04%
Utilities 1.04%
CenterPoint Energy, Inc.	$—	$527,406	$533	$69	$107,027	$633,969	$6,761
Short-term securities 6.27%
Money market investments 6.27%
Capital Group Central Cash Fund 0.11%[6]	8,035,824	5,404,000	9,614,120	596	(807)	3,825,493	55,379
Total 7.31%				$665	$106,220	$4,459,462	$62,140

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $105,106,000, which represented .17% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Affiliate of the fund or part of the same group of investment companies as the fund, in each case as defined under the Investment Company Act of 1940.
[4]	All or a portion of this security was on loan. The total value of all such securities was $112,000, which represented less than .01% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[5]	Step bond; coupon rate may change at a later date.
[6]	Rate represents the seven-day yield at 10/31/2020.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

GDR = Global Depositary Receipts

LIBOR = London Interbank Offered Rate

USD/$ = U.S. dollars

See notes to financial statements.

10	American Mutual Fund

Financial statements

Statement of assets and liabilities at October 31, 2020	(dollars in thousands)

Assets:
Investment securities, at value (includes $112 of investment securities on loan):
Unaffiliated issuers (cost: $41,694,105)	$56,395,176
Affiliated issuers (cost: $4,351,736)	4,459,462	$60,854,638
Cash		2,182
Cash denominated in currencies other than U.S. dollars (cost: $8,236)		8,236
Receivables for:
Sales of fund’s shares	188,963
Dividends and interest	106,924
Securities lending income	11
Other	116	296,014
		61,161,070
Liabilities:
Payables for:
Purchases of investments	14,089
Repurchases of fund’s shares	142,366
Investment advisory services	12,597
Services provided by related parties	9,840
Trustees’ deferred compensation	2,083
Other	1,078	182,053
Net assets at October 31, 2020		$60,979,017

Net assets consist of:
Capital paid in on shares of beneficial interest		$46,270,454
Total distributable earnings		14,708,563
Net assets at October 31, 2020		$60,979,017

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,519,182 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$26,817,058	667,739		$40.16
Class C	890,994	22,548		39.51
Class T	10	—	*	40.17
Class F-1	1,266,065	31,683		39.96
Class F-2	9,028,973	224,910		40.14
Class F-3	3,146,760	78,388		40.14
Class 529-A	1,001,731	25,010		40.05
Class 529-C	46,264	1,161		39.85
Class 529-E	37,250	934		39.87
Class 529-T	13	—	*	40.17
Class 529-F-1	10	—	*	40.12
Class 529-F-2	93,225	2,321		40.16
Class 529-F-3	10	—	*	40.16
Class R-1	50,541	1,274		39.68
Class R-2	207,008	5,224		39.63
Class R-2E	23,526	588		39.99
Class R-3	445,668	11,196		39.81
Class R-4	604,039	15,098		40.01
Class R-5E	42,453	1,058		40.12
Class R-5	282,602	7,036		40.16
Class R-6	16,994,817	423,014		40.18

*	Amount less than one thousand.

See notes to financial statements.

American Mutual Fund	11

Financial statements (continued)

Statement of operations for the year ended October 31, 2020	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $30,383; also includes $62,140 from affiliates)	$1,587,327
Interest	9,287
Securities lending income (net of fees)	61	$1,596,675
Fees and expenses*:
Investment advisory services	141,804
Distribution services	92,536
Transfer agent services	35,569
Administrative services	18,160
Reports to shareholders	1,697
Registration statement and prospectus	2,267
Trustees’ compensation	699
Auditing and legal	236
Custodian	905
Other	870	294,743
Net investment income		1,301,932

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments:
Unaffiliated issuers	(325,933)
Affiliated issuers	665
In-kind redemptions	65,676
Currency transactions	(676)	(260,268)
Net unrealized (depreciation) appreciation on:
Investments:
Unaffiliated issuers	(1,860,650)
Affiliated issuers	106,220
Currency translations	64	(1,754,366)
Net realized loss and unrealized depreciation		(2,014,634)

Net decrease in net assets resulting from operations		$(712,702)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended October 31,
	2020	2019
Operations:
Net investment income	$1,301,932	$1,228,517
Net realized (loss) gain	(260,268)	1,626,259
Net unrealized (depreciation) appreciation	(1,754,366)	3,196,813
Net (decrease) increase in net assets resulting from operations	(712,702)	6,051,589

Distributions paid to shareholders	(3,039,870)	(3,218,717)

Net capital share transactions	4,839,517	6,691,760

Total increase in net assets	1,086,945	9,524,632

Net assets:
Beginning of year	59,892,072	50,367,440
End of year	$60,979,017	$59,892,072

See notes to financial statements.

12	American Mutual Fund

Notes to financial statements

1. Organization

American Mutual Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund strives for the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%[1]	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 and Class 529-C converts to Class 529-A after 10 years[2]
Class 529-E	None	None	None
Classes T and 529-T3	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

[1]	Up to 3.50% for Class 529-A shares purchased on or after June 30, 2020.
[2]	Effective June 30, 2020, Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years.
[3]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

American Mutual Fund	13

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange

14	American Mutual Fund

Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2020 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Energy	$2,456,802	$—	$—	$2,456,802
Materials	2,326,002	—	—	2,326,002
Industrials	7,101,787	—	—	7,101,787
Consumer discretionary	2,480,387	—	—	2,480,387
Consumer staples	5,320,357	—	—	5,320,357
Health care	10,592,089	60,081	—	10,652,170
Financials	6,987,289	—	—	6,987,289
Information technology	8,066,593	21,438	—	8,088,031
Communication services	3,690,321	—	—	3,690,321
Utilities	5,125,392	—	—	5,125,392
Real estate	1,907,868	—	—	1,907,868
Preferred securities	10,298	23,587	—	33,885
Convertible stocks	241,746	—	—	241,746
Bonds, notes & other debt instruments	—	617,108	—	617,108
Short-term securities	3,825,493	—	—	3,825,493
Total	$60,132,424	$722,214	$—	$60,854,638

American Mutual Fund	15

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

16	American Mutual Fund

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of October 31, 2020, the total value of securities on loan was $112,000, and the total value of collateral received was $115,000, which consisted entirely of U.S. government securities. Investment securities purchased from cash collateral, if any, are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Collateral — The fund receives highly liquid assets, such as cash or U.S. government securities, as collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event the borrower cannot meet its contractual obligation. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended October 31, 2020, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

American Mutual Fund	17

During the year ended October 31, 2020, the fund reclassified $65,958,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of October 31, 2020, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$136,663
Capital loss carryforward[1]	(202,319)
Gross unrealized appreciation on investments	17,644,390
Gross unrealized depreciation on investments	(2,868,208)
Net unrealized appreciation on investments	14,776,182
Cost of investments	46,078,456

[1]	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended October 31, 2020						Year ended October 31, 2019
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$592,645		$781,460		$1,374,105		$561,231		$1,018,095		$1,579,326
Class C	15,511		33,059		48,570		15,971		45,929		61,900
Class T	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]
Class F-1	27,720		37,376		65,096		26,267		48,396		74,663
Class F-2	198,177		224,672		422,849		155,738		237,540		393,278
Class F-3	67,938		70,054		137,992		47,527		64,477		112,004
Class 529-A	21,165		28,168		49,333		19,745		37,221		56,966
Class 529-C	1,401		3,525		4,926		1,752		5,558		7,310
Class 529-E	766		1,193		1,959		761		1,648		2,409
Class 529-T	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]
Class 529-F-1	2,141		2,532		4,673		1,908		3,153		5,061
Class 529-F-2[3]	—		—		—
Class 529-F-3[3]	—		—		—
Class R-1	768		1,721		2,489		844		2,582		3,426
Class R-2	3,172		6,803		9,975		3,216		9,519		12,735
Class R-2E	382		626		1,008		289		618		907
Class R-3	9,039		14,878		23,917		9,539		21,315		30,854
Class R-4	12,989		17,522		30,511		12,421		24,376		36,797
Class R-5E	861		1,033		1,894		446		403		849
Class R-5	7,709		9,328		17,037		8,004		13,412		21,416
Class R-6	405,133		438,403		843,536		328,759		490,057		818,816
Total	$1,367,517		$1,672,353		$3,039,870		$1,194,418		$2,024,299		$3,218,717

[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.384% on the first $1 billion of daily net assets and decreasing to 0.222% on such assets in excess of $55 billion. For the year ended October 31, 2020, the investment advisory services fee was $141,804,000, which was equivalent to an annualized rate of 0.234% of average daily net assets.

18	American Mutual Fund

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of October 31, 2020, unreimbursed expenses subject to reimbursement totaled $3,794,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Prior to January 1, 2020, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2020, the quarterly fee was amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

American Mutual Fund	19

For the year ended October 31, 2020, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$68,838	$20,416		$8,260		Not applicable
Class C	10,593	803		321		Not applicable
Class T	—	—	[1]	—	[1]	Not applicable
Class F-1	3,261	1,596		394		Not applicable
Class F-2	Not applicable	9,270		2,520		Not applicable
Class F-3	Not applicable	151		827		Not applicable
Class 529-A	2,352	675		301		$625
Class 529-C	946	71		29		61
Class 529-E	198	14		12		25
Class 529-T	—	—	[1]	—	[1]	—	[1]
Class 529-F-1	—	61		27		57
Class 529-F-2[2]	Not applicable	—		—		—
Class 529-F-3[2]	Not applicable	—		—		—
Class R-1	561	74		17		Not applicable
Class R-2	1,684	802		67		Not applicable
Class R-2E	137	49		7		Not applicable
Class R-3	2,446	773		147		Not applicable
Class R-4	1,520	617		182		Not applicable
Class R-5E	Not applicable	46		11		Not applicable
Class R-5	Not applicable	159		94		Not applicable
Class R-6	Not applicable	(8)[3]		4,944		Not applicable
Total class-specific expenses	$92,536	$35,569		$18,160		$768

[1]	Amount less than one thousand.
[2]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[3]	Amount is due to over accruals of prior year expenses.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $699,000 in the fund’s statement of operations reflects $406,000 in current fees (either paid in cash or deferred) and a net increase of $293,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended October 31, 2020, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,052,143,000 and $539,420,000, respectively, which generated $133,925,000 of net realized losses from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2020.

20	American Mutual Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2020

Class A	$2,865,162	71,486		$1,343,481	32,412		$(3,787,246)	(94,442)	$421,397	9,456
Class C	177,447	4,478		48,148	1,167		(449,468)	(11,278)	(223,873)	(5,633)
Class T	—	—		—	—		—	—	—	—
Class F-1	369,916	9,238		64,051	1,553		(428,333)	(10,751)	5,634	40
Class F-2	3,426,231	85,205		413,672	10,017		(2,327,679)	(58,170)	1,512,224	37,052
Class F-3	1,382,126	34,052		135,124	3,279		(631,572)	(15,821)	885,678	21,510
Class 529-A	179,082	4,408		49,322	1,193		(176,478)	(4,312)	51,926	1,289
Class 529-C	13,732	339		4,922	118		(94,698)	(2,358)	(76,044)	(1,901)
Class 529-E	5,357	133		1,959	47		(10,368)	(255)	(3,052)	(75)
Class 529-T	—	—		1	—	[2]	—	—	1	— [2]
Class 529-F-1	24,634	596		4,674	113		(113,274)	(2,812)	(83,966)	(2,103)
Class 529-F-2[3]	93,225	2,321		—	—		—	—	93,225	2,321
Class 529-F-3[3]	10	—	[2]	—	—		—	—	10	— [2]
Class R-1	8,115	203		2,487	60		(18,617)	(459)	(8,015)	(196)
Class R-2	47,385	1,181		9,965	241		(80,069)	(1,993)	(22,719)	(571)
Class R-2E	9,252	227		1,008	24		(6,925)	(172)	3,335	79
Class R-3	100,293	2,492		23,883	578		(192,412)	(4,730)	(68,236)	(1,660)
Class R-4	166,841	4,117		30,486	737		(186,092)	(4,563)	11,235	291
Class R-5E	23,652	573		1,893	46		(13,436)	(326)	12,109	293
Class R-5	92,428	2,260		17,022	412		(142,582)	(3,513)	(33,132)	(841)
Class R-6	3,109,037	77,543		843,113	20,442		(1,590,370)	(38,945)	2,361,780	59,040
Total net increase (decrease)	$12,093,925	300,852		$2,995,211	72,439		$(10,249,619)	(254,900)	$4,839,517	118,391

Year ended October 31, 2019

Class A	$2,624,641	64,721		$1,544,769	40,287		$(2,834,600)	(69,674)	$1,334,810	35,334
Class C	209,831	5,269		61,397	1,637		(277,612)	(6,903)	(6,384)	3
Class T	—	—		—	—		—	—	—	—
Class F-1	348,670	8,627		73,593	1,928		(338,315)	(8,333)	83,948	2,222
Class F-2	2,974,656	73,193		383,150	9,953		(1,481,333)	(36,430)	1,876,473	46,716
Class F-3	1,018,438	25,021		109,700	2,842		(388,477)	(9,509)	739,661	18,354
Class 529-A	123,318	3,032		56,954	1,490		(143,965)	(3,528)	36,307	994
Class 529-C	17,932	445		7,304	194		(40,807)	(1,009)	(15,571)	(370)
Class 529-E	6,086	150		2,409	63		(8,388)	(207)	107	6
Class 529-T	—	—		1	—	[2]	—	—	1	— [2]
Class 529-F-1	21,444	530		5,058	132		(19,019)	(469)	7,483	193
Class R-1	18,137	448		3,422	91		(19,954)	(494)	1,605	45
Class R-2	52,921	1,314		12,724	339		(68,457)	(1,704)	(2,812)	(51)
Class R-2E	9,026	222		907	24		(4,606)	(114)	5,327	132
Class R-3	116,874	2,905		30,835	813		(163,164)	(4,043)	(15,455)	(325)
Class R-4	177,226	4,335		36,739	963		(224,652)	(5,583)	(10,687)	(285)
Class R-5E	29,099	715		848	22		(4,062)	(99)	25,885	638
Class R-5	90,009	2,221		21,407	558		(114,514)	(2,819)	(3,098)	(40)
Class R-6	2,701,896	66,736		818,543	21,245		(886,279)	(21,566)	2,634,160	66,415
Total net increase (decrease)	$10,540,204	259,884		$3,169,760	82,581		$(7,018,204)	(172,484)	$6,691,760	169,981

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $20,248,028,000 and $12,946,775,000, respectively, during the year ended October 31, 2020.

American Mutual Fund	21

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
10/31/2020	$42.78	$.84	$(1.38)	$(.54)	$(.89)	$(1.19)	$(2.08)	$40.16	(1.35)%	$26,817		.60%		.60%		2.04%
10/31/2019	40.95	.88	3.46	4.34	(.87)	(1.64)	(2.51)	42.78	11.39	28,162		.59		.59		2.16
10/31/2018	40.97	.84	1.64	2.48	(.83)	(1.67)	(2.50)	40.95	6.11	25,509		.58		.58		2.03
10/31/2017	36.08	.82	5.87	6.69	(.79)	(1.01)	(1.80)	40.97	19.02	25,571		.58		.58		2.12
10/31/2016	36.18	.76	1.35	2.11	(.76)	(1.45)	(2.21)	36.08	6.33	22,919		.59		.59		2.16
Class C:
10/31/2020	42.11	.53	(1.36)	(.83)	(.58)	(1.19)	(1.77)	39.51	(2.10)	891		1.34		1.34		1.31
10/31/2019	40.34	.56	3.41	3.97	(.56)	(1.64)	(2.20)	42.11	10.54	1,187		1.36		1.36		1.39
10/31/2018	40.40	.51	1.60	2.11	(.50)	(1.67)	(2.17)	40.34	5.26	1,137		1.37		1.37		1.24
10/31/2017	35.60	.51	5.78	6.29	(.48)	(1.01)	(1.49)	40.40	18.09	1,201		1.38		1.38		1.33
10/31/2016	35.72	.48	1.33	1.81	(.48)	(1.45)	(1.93)	35.60	5.52	1,156		1.39		1.39		1.36
Class T:
10/31/2020	42.79	.94	(1.37)	(.43)	(1.00)	(1.19)	(2.19)	40.17	(1.09)[5]	—	[6]	.34	[5]	.34	[5]	2.30	[5]
10/31/2019	40.96	.98	3.45	4.43	(.96)	(1.64)	(2.60)	42.79	11.63 [5]	—	[6]	.36	[5]	.36	[5]	2.40	[5]
10/31/2018	40.98	.93	1.63	2.56	(.91)	(1.67)	(2.58)	40.96	6.34 [5]	—	[6]	.36	[5]	.36	[5]	2.25	[5]
10/31/2017[7,8]	38.30	.48	2.62	3.10	(.42)	—	(.42)	40.98	8.13 [5,9]	—	[6]	.38	[5,10]	.38	[5,10]	2.15	[5,10]
Class F-1:
10/31/2020	42.58	.82	(1.38)	(.56)	(.87)	(1.19)	(2.06)	39.96	(1.41)	1,266		.64		.64		2.00
10/31/2019	40.77	.85	3.44	4.29	(.84)	(1.64)	(2.48)	42.58	11.31	1,347		.66		.66		2.09
10/31/2018	40.80	.80	1.63	2.43	(.79)	(1.67)	(2.46)	40.77	6.02	1,199		.66		.66		1.95
10/31/2017	35.93	.78	5.85	6.63	(.75)	(1.01)	(1.76)	40.80	18.93	1,385		.67		.67		2.04
10/31/2016	36.04	.73	1.34	2.07	(.73)	(1.45)	(2.18)	35.93	6.25	1,384		.67		.67		2.08
Class F-2:
10/31/2020	42.77	.92	(1.38)	(.46)	(.98)	(1.19)	(2.17)	40.14	(1.15)	9,029		.38		.38		2.25
10/31/2019	40.94	.96	3.46	4.42	(.95)	(1.64)	(2.59)	42.77	11.60	8,034		.40		.40		2.34
10/31/2018	40.97	.91	1.63	2.54	(.90)	(1.67)	(2.57)	40.94	6.28	5,778		.40		.40		2.20
10/31/2017	36.07	.88	5.88	6.76	(.85)	(1.01)	(1.86)	40.97	19.26	4,297		.41		.41		2.27
10/31/2016	36.17	.82	1.35	2.17	(.82)	(1.45)	(2.27)	36.07	6.53	3,084		.42		.42		2.32
Class F-3:
10/31/2020	42.77	.96	(1.38)	(.42)	(1.02)	(1.19)	(2.21)	40.14	(1.04)	3,147		.28		.28		2.35
10/31/2019	40.94	1.00	3.46	4.46	(.99)	(1.64)	(2.63)	42.77	11.72	2,433		.30		.29		2.44
10/31/2018	40.97	.95	1.63	2.58	(.94)	(1.67)	(2.61)	40.94	6.38	1,577		.31		.31		2.29
10/31/2017[7,11]	37.54	.69	3.40	4.09	(.66)	—	(.66)	40.97	10.96 [9]	1,042		.30	[10]	.30	[10]	2.29	[10]
Class 529-A:
10/31/2020	42.67	.82	(1.38)	(.56)	(.87)	(1.19)	(2.06)	40.05	(1.39)	1,002		.64		.64		2.00
10/31/2019	40.85	.85	3.45	4.30	(.84)	(1.64)	(2.48)	42.67	11.30	1,012		.66		.66		2.09
10/31/2018	40.88	.80	1.63	2.43	(.79)	(1.67)	(2.46)	40.85	6.01	928		.66		.66		1.95
10/31/2017	36.00	.79	5.86	6.65	(.76)	(1.01)	(1.77)	40.88	18.94	871		.66		.66		2.04
10/31/2016	36.10	.73	1.34	2.07	(.72)	(1.45)	(2.17)	36.00	6.25	749		.69		.69		2.06

See end of table for footnotes.

22	American Mutual Fund

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
10/31/2020	$42.43	$.54	$(1.39)	$(.85)	$(.54)	$(1.19)	$(1.73)	$39.85	(2.13)%	$46		1.38%		1.38%		1.33%
10/31/2019	40.63	.55	3.42	3.97	(.53)	(1.64)	(2.17)	42.43	10.47	130		1.40		1.40		1.36
10/31/2018	40.64	.49	1.61	2.10	(.44)	(1.67)	(2.11)	40.63	5.22	140		1.42		1.42		1.20
10/31/2017	35.80	.49	5.82	6.31	(.46)	(1.01)	(1.47)	40.64	18.04	197		1.43		1.43		1.27
10/31/2016	35.91	.46	1.33	1.79	(.45)	(1.45)	(1.90)	35.80	5.43	176		1.46		1.46		1.30
Class 529-E:
10/31/2020	42.48	.73	(1.37)	(.64)	(.78)	(1.19)	(1.97)	39.87	(1.62)	37		.86		.86		1.78
10/31/2019	40.68	.76	3.43	4.19	(.75)	(1.64)	(2.39)	42.48	11.05	43		.88		.88		1.87
10/31/2018	40.72	.70	1.62	2.32	(.69)	(1.67)	(2.36)	40.68	5.77	41		.89		.89		1.71
10/31/2017	35.87	.69	5.83	6.52	(.66)	(1.01)	(1.67)	40.72	18.65	42		.90		.90		1.80
10/31/2016	35.97	.64	1.35	1.99	(.64)	(1.45)	(2.09)	35.87	6.02	36		.93		.93		1.83
Class 529-T:
10/31/2020	42.79	.93	(1.38)	(.45)	(.98)	(1.19)	(2.17)	40.17	(1.13)[5]	—	[6]	.39	[5]	.39	[5]	2.25	[5]
10/31/2019	40.95	.96	3.46	4.42	(.94)	(1.64)	(2.58)	42.79	11.60 [5]	—	[6]	.41	[5]	.41	[5]	2.34	[5]
10/31/2018	40.98	.91	1.62	2.53	(.89)	(1.67)	(2.56)	40.95	6.25 [5]	—	[6]	.42	[5]	.42	[5]	2.19	[5]
10/31/2017[7,8]	38.30	.47	2.62	3.09	(.41)	—	(.41)	40.98	8.11 [5,9]	—	[6]	.43	[5,10]	.43	[5,10]	2.10	[5,10]
Class 529-F-1:
10/31/2020	42.75	.92	(1.39)	(.47)	(.97)	(1.19)	(2.16)	40.12	(1.15)[5]	—	[6]	.40	[5]	.40	[5]	2.23	[5]
10/31/2019	40.92	.95	3.46	4.41	(.94)	(1.64)	(2.58)	42.75	11.56	90		.42		.42		2.33
10/31/2018	40.94	.90	1.64	2.54	(.89)	(1.67)	(2.56)	40.92	6.27	78		.43		.43		2.17
10/31/2017	36.05	.87	5.87	6.74	(.84)	(1.01)	(1.85)	40.94	19.20	70		.44		.44		2.26
10/31/2016	36.15	.81	1.34	2.15	(.80)	(1.45)	(2.25)	36.05	6.48	60		.46		.46		2.29
Class 529-F-2:
10/31/2020[7,12]	40.16	—	—	—	—	—	—	40.16	—	93		—		—		—
Class 529-F-3:
10/31/2020[7,12]	40.16	—	—	—	—	—	—	40.16	—	—	[6]	—		—		—
Class R-1:
10/31/2020	42.28	.50	(1.35)	(.85)	(.56)	(1.19)	(1.75)	39.68	(2.16)	51		1.40		1.40		1.24
10/31/2019	40.50	.54	3.42	3.96	(.54)	(1.64)	(2.18)	42.28	10.48	62		1.41		1.41		1.34
10/31/2018	40.54	.49	1.61	2.10	(.47)	(1.67)	(2.14)	40.50	5.23	58		1.42		1.42		1.20
10/31/2017	35.71	.49	5.81	6.30	(.46)	(1.01)	(1.47)	40.54	18.06	69		1.41		1.41		1.29
10/31/2016	35.83	.47	1.33	1.80	(.47)	(1.45)	(1.92)	35.71	5.46	68		1.43		1.43		1.33

See end of table for footnotes.

American Mutual Fund	23

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class R-2:
10/31/2020	$42.22	$.51	$(1.34)	$(.83)	$(.57)	$(1.19)	$(1.76)	$39.63	(2.11)%	$207		1.38%		1.38%		1.26%
10/31/2019	40.45	.55	3.41	3.96	(.55)	(1.64)	(2.19)	42.22	10.49	245		1.39		1.39		1.36
10/31/2018	40.50	.50	1.61	2.11	(.49)	(1.67)	(2.16)	40.45	5.26	237		1.39		1.39		1.22
10/31/2017	35.68	.50	5.81	6.31	(.48)	(1.01)	(1.49)	40.50	18.09	251		1.39		1.39		1.32
10/31/2016	35.81	.47	1.32	1.79	(.47)	(1.45)	(1.92)	35.68	5.45	244		1.41		1.41		1.34
Class R-2E:
10/31/2020	42.60	.63	(1.36)	(.73)	(.69)	(1.19)	(1.88)	39.99	(1.84)	23		1.09		1.09		1.55
10/31/2019	40.79	.67	3.45	4.12	(.67)	(1.64)	(2.31)	42.60	10.83	22		1.10		1.10		1.64
10/31/2018	40.83	.62	1.62	2.24	(.61)	(1.67)	(2.28)	40.79	5.53	15		1.11		1.11		1.50
10/31/2017	35.97	.61	5.86	6.47	(.60)	(1.01)	(1.61)	40.83	18.42	12		1.10		1.10		1.58
10/31/2016	36.13	.56	1.38	1.94	(.65)	(1.45)	(2.10)	35.97	5.86	7		1.09		1.09		1.59
Class R-3:
10/31/2020	42.41	.70	(1.36)	(.66)	(.75)	(1.19)	(1.94)	39.81	(1.67)	446		.93		.93		1.71
10/31/2019	40.62	.73	3.42	4.15	(.72)	(1.64)	(2.36)	42.41	10.97	545		.94		.94		1.81
10/31/2018	40.66	.68	1.62	2.30	(.67)	(1.67)	(2.34)	40.62	5.71	535		.95		.95		1.66
10/31/2017	35.81	.67	5.84	6.51	(.65)	(1.01)	(1.66)	40.66	18.62	647		.95		.95		1.76
10/31/2016	35.93	.63	1.33	1.96	(.63)	(1.45)	(2.08)	35.81	5.93	601		.97		.97		1.78
Class R-4:
10/31/2020	42.63	.82	(1.37)	(.55)	(.88)	(1.19)	(2.07)	40.01	(1.38)	604		.63		.63		2.01
10/31/2019	40.81	.86	3.45	4.31	(.85)	(1.64)	(2.49)	42.63	11.34	631		.64		.64		2.11
10/31/2018	40.84	.81	1.62	2.43	(.79)	(1.67)	(2.46)	40.81	6.03	616		.65		.65		1.96
10/31/2017	35.96	.80	5.85	6.65	(.76)	(1.01)	(1.77)	40.84	18.98	674		.64		.64		2.07
10/31/2016	36.07	.74	1.34	2.08	(.74)	(1.45)	(2.19)	35.96	6.26	653		.67		.67		2.10
Class R-5E:
10/31/2020	42.74	.91	(1.36)	(.45)	(.98)	(1.19)	(2.17)	40.12	(1.14)	42		.40		.40		2.22
10/31/2019	40.92	.93	3.48	4.41	(.95)	(1.64)	(2.59)	42.74	11.59	33		.42		.42		2.28
10/31/2018	40.96	.89	1.64	2.53	(.90)	(1.67)	(2.57)	40.92	6.26	5		.44		.44		2.15
10/31/2017	36.07	.86	5.87	6.73	(.83)	(1.01)	(1.84)	40.96	19.15	—	[6]	.55		.48		2.22
10/31/2016[7,13]	36.41	.72	1.19	1.91	(.80)	(1.45)	(2.25)	36.07	5.76 [9]	—	[6]	.52	[10]	.52	[10]	2.18	[10]
Class R-5:
10/31/2020	42.79	.95	(1.39)	(.44)	(1.00)	(1.19)	(2.19)	40.16	(1.09)	283		.32		.32		2.32
10/31/2019	40.96	.99	3.45	4.44	(.97)	(1.64)	(2.61)	42.79	11.66	337		.34		.34		2.41
10/31/2018	40.98	.94	1.63	2.57	(.92)	(1.67)	(2.59)	40.96	6.36	324		.35		.35		2.26
10/31/2017	36.08	.91	5.88	6.79	(.88)	(1.01)	(1.89)	40.98	19.33	354		.35		.35		2.35
10/31/2016	36.18	.85	1.35	2.20	(.85)	(1.45)	(2.30)	36.08	6.59	284		.36		.36		2.39
Class R-6:
10/31/2020	42.80	.97	(1.37)	(.40)	(1.03)	(1.19)	(2.22)	40.18	(1.02)	16,995		.27		.27		2.36
10/31/2019	40.97	1.01	3.45	4.46	(.99)	(1.64)	(2.63)	42.80	11.71	15,579		.29		.29		2.45
10/31/2018	40.99	.96	1.63	2.59	(.94)	(1.67)	(2.61)	40.97	6.41	12,190		.30		.30		2.31
10/31/2017	36.09	.93	5.87	6.80	(.89)	(1.01)	(1.90)	40.99	19.38	10,309		.30		.30		2.39
10/31/2016	36.19	.86	1.35	2.21	(.86)	(1.45)	(2.31)	36.09	6.65	7,343		.30		.30		2.43

	Year ended October 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate for all share classes[14]	24%[15]	21%	16%	20%	18%

24	American Mutual Fund

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the periods shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class 529-F-2 and Class 529-F-3 shares began investment operations on October 30, 2020.
[13]	Class R-5E shares began investment operations on November 20, 2015.
[14]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
[15]	Includes the value of securities sold due to redemptions of shares in-kind. The rate would have been 23% for the year ended October 31, 2020 if the value of securities sold due to in-kind redemptions were excluded.

See notes to financial statements.

American Mutual Fund	25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Mutual Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of of American Mutual Fund (the “Fund”), including the investment portfolio, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
December 9, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

26	American Mutual Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2020, through October 31, 2020).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Mutual Fund	27

Expense example (continued)

	Beginning account value 5/1/2020	Ending account value 10/31/2020	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,051.39	$3.10	.60%
Class A – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class C – actual return	1,000.00	1,047.37	6.86	1.33
Class C – assumed 5% return	1,000.00	1,018.50	6.77	1.33
Class T – actual return	1,000.00	1,052.65	1.76	.34
Class T – assumed 5% return	1,000.00	1,023.49	1.73	.34
Class F-1 – actual return	1,000.00	1,051.15	3.31	.64
Class F-1 – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class F-2 – actual return	1,000.00	1,052.27	1.97	.38
Class F-2 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class F-3 – actual return	1,000.00	1,052.79	1.45	.28
Class F-3 – assumed 5% return	1,000.00	1,023.79	1.43	.28
Class 529-A – actual return	1,000.00	1,051.07	3.26	.63
Class 529-A – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 529-C – actual return	1,000.00	1,047.06	7.07	1.37
Class 529-C – assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class 529-E – actual return	1,000.00	1,049.90	4.44	.86
Class 529-E – assumed 5% return	1,000.00	1,020.87	4.38	.86
Class 529-T – actual return	1,000.00	1,052.37	2.02	.39
Class 529-T – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 529-F-1 – actual return	1,000.00	1,052.43	2.07	.40
Class 529-F-1 – assumed 5% return	1,000.00	1,023.19	2.04	.40
Class R-1 – actual return	1,000.00	1,046.88	7.17	1.39
Class R-1 – assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class R-2 – actual return	1,000.00	1,047.42	7.07	1.37
Class R-2 – assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class R-2E – actual return	1,000.00	1,048.66	5.58	1.08
Class R-2E – assumed 5% return	1,000.00	1,019.76	5.50	1.08
Class R-3 – actual return	1,000.00	1,049.67	4.80	.93
Class R-3 – assumed 5% return	1,000.00	1,020.52	4.74	.93
Class R-4 – actual return	1,000.00	1,051.22	3.21	.62
Class R-4 – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class R-5E – actual return	1,000.00	1,052.43	2.12	.41
Class R-5E – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class R-5 – actual return	1,000.00	1,052.51	1.66	.32
Class R-5 – assumed 5% return	1,000.00	1,023.59	1.63	.32
Class R-6 – actual return	1,000.00	1,053.04	1.40	.27
Class R-6 – assumed 5% return	1,000.00	1,023.84	1.38	.27

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2020:

Qualified dividend income	100%
Corporate dividends received deduction	$1,297,805,000
U.S. government income that may be exempt from state taxation	$28,806,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2021, to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their tax advisors.

28	American Mutual Fund

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American Mutual Fund	29

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Mary Anne Dolan, 1947	1993	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
James G. Ellis, 1947	2010	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	98	Mercury General Corporation
Pablo R. González Guajardo, 1967	2015	CEO, Kimberly-Clark de México, SAB de CV	16	América Móvil, SAB de CV; Grupo Lala, SAB de CV; Grupo Sanborns, SAB de CV; Kimberly-Clark de México, SAB de CV
William D. Jones, 1955 Chairman of the Board (Independent and Non-Executive)	2006	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	17	Sempra Energy
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California at Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System; former Dean, David Geffen School of Medicine at UCLA; former Chair, Department of Neurology, UCLA; former Associate Director, Semel Institute, UCLA; former Director, Brain Mapping Center, UCLA	4	None
William R. McLaughlin, 1956	2015	Advisor and former President and CEO, The Orvis Company (outdoor equipment retailer)	4	None
Kenneth M. Simril, 1965	2019	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	7	At Home Group Inc.
Kathy J. Williams, 1955	2019	Commissioner, Juvenile Justice Delinquency Prevention Commission; Board Member, Aspen Public Radio; former Commissioner, Marin County Human Rights Commission	4	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William L. Robbins, 1968 Co-President and Trustee	2004	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company	4	None
James Terrile, 1965 Senior Vice President and Trustee	2007	Partner — Capital Research Global Investors, Capital Research and Management Company	4	None

30	American Mutual Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Joyce E. Gordon, 1956 Co-President	1996–2001, 2005	Partner — Capital Research Global Investors, Capital Research and Management Company
Herbert Y. Poon, 1973 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chief Compliance Officer, Capital Research and Management Company; Chief Compliance Officer, Capital Research Company
Grant L. Cambridge, 1962 Senior Vice President	2020	Partner — Capital International Investors, Capital Research and Management Company
Charles E. Ellwein, 1968 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital Research and Management Company
Cheryl E. Frank, 1975 Senior Vice President	2018	Partner — Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.
James B. Lovelace, 1956 Senior Vice President	2006	Partner — Capital Research Global Investors, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Bank and Trust Company
Bradley J. Vogt, 1965 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Bank and Trust Company
Dylan Yolles, 1969 Senior Vice President	2015	Partner — Capital International Investors, Capital Research and Management Company
Joe Matt, 1976 Vice President	2015	Partner — Capital Research Global Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2013–2016, 2019	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Brian Bullard, 1969 Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Hong T. Le, 1978 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Joe Matt, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

American Mutual Fund	31

Office of the fund

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

32	American Mutual Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Mutual Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Mutual Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2020, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2019.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2019. Fifteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 65% of the time, based on the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

AMF

Registrant:
a) Audit Fees:
Audit	2019	93,000
	2020	186,000

b) Audit-Related Fees:
	2019	11,000
	2020	12,000

c) Tax Fees:
	2019	8,000
	2020	8,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2019	None
	2020	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2019	1,591,000
	2020	1,605,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2019	20,000
	2020	68,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2019	2,000
	2020	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,633,000 for fiscal year 2019 and $1,693,000 for fiscal year 2020. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN MUTUAL FUND

By __/s/ Herbert Y. Poon________________
Herbert Y. Poon, Executive Vice President and Principal Executive Officer

Date: January 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Herbert Y. Poon_____________
Herbert Y. Poon, Executive Vice President and Principal Executive Officer

Date: January 29, 2021

By ___/s/ Brian D. Bullard__________________
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: January 29, 2021